WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and Chief Financial Officer of Arbitron 401(k) Plan, hereby certifies that, to his knowledge, on the date hereof:

(a)	the Annual Report on Form 11-K/A for Arbitron 401(k) Plan for the year ended December 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM J. WALSH

William J. Walsh
Chief Executive Officer and Chief Financial Officer of Arbitron 401(k) Plan
Date: June 30, 2003

A signed original of this written statement required by Section 906 has been provided to Arbitron Inc. and will be retained by Arbitron Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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